Victory Trivalent Emerging Markets Small-Cap Fund

Supplement dated February 26, 2021

to the Prospectus and Summary Prospectus

dated November 1, 2020, as supplemented (“Prospectus”)

On February 23, 2021, the Board of Victory Portfolios (“Trust”) approved a Plan of Liquidation (“Plan”) for the Victory Trivalent Emerging Markets Small-Cap Fund (the “Fund”).  It is anticipated that the Fund will liquidate on or about April 28, 2021.  On the liquidation date, the Fund will redeem all of its outstanding shares at the net asset value of such shares. On this same date, all outstanding shares of the Fund will be cancelled and the Fund will cease operations as a mutual fund.

In anticipation of the liquidation, at the start of business on March 5, 2021, the Fund will be closed to new investors and shareholder accounts. Through end of business on April 26, 2021, the Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders. In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, the Fund may deviate from its investment objective and strategies as the liquidation date approaches.

Distribution of liquidation proceeds to Fund shareholders may result in a taxable event for shareholders, depending on their individual circumstances. The Fund may pay more than one liquidating distribution in more than one installment. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.